UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         August 26, 2008
                                                 -------------------------------


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


Pennsylvania                            0-22444                      25-1710500
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(State or other                  (Commission File Number)          (IRS Employer
jurisdiction of incorporation)                               Identification No.)


9001 Perry Highway, Pittsburgh, Pennsylvania                               15237
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code      (412) 364-1913
                                                   -----------------------------


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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

Item 8.01   Other Events

On August 26, 2008, WVS Financial Corp. (the "Company"), the holding company for West View Savings Bank (the "Savings Bank"), announced today that the Company's Board of Directors authorized an additional 40,000 shares to be purchased under its Ninth Stock Repurchase Program. The remaining 66,034 shares authorized to be purchased total approximately 3% of the Company's outstanding shares on August 25, 2008. For additional information, reference is made to the Press Release, dated August 26, 2008, which is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

   (a)      Not applicable

   (b)      Not applicable

   (c)      Not applicable

   (d)      Exhibits

            Exhibit 99 - Press Release, dated August 26, 2008.


This information, including the press release filed as Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.



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


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             WVS FINANCIAL CORP.



Dated:  August 26, 2008                      By:     /s/ David J. Bursic
                                                     ---------------------------
                                                     David J. Bursic
                                                     President and
                                                     Chief Executive Officer








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